Exhibit 10.1

EXECUTION VERSION

COMMITMENT INCREASE AGREEMENT
November 25, 2024
JPMorgan Chase Bank, N.A., as Administrative Agent
500 Stanton Christiana Road
NCC 5, Floor 1
Newark, DE 19713-2107
Attention: Loan & Agency Services Group
Ladies and Gentlemen:
We refer to the Senior Secured Revolving Credit Agreement dated as of November 15, 2022 (as amended by that certain Amendment No. 1 dated as of August 29, 2023, as further amended by that certain Amendment No. 2 dated as of June 27, 2024 and as further amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among T. Rowe Price OHA Select Private Credit Fund (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders.  You have advised us that the Borrower has requested in a letter dated November 25, 2024 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.
A.  Commitment Increase.    Pursuant to Section 2.08(e) of the Credit Agreement, (i) The Bank of New York Mellon and Wells Fargo Bank, National Association, each hereby agree to provide additional Multicurrency Commitments and (ii) Barclays Bank PLC hereby agrees to provide additional Dollar Commitments (each an “Increasing Lender”), each in the amount set forth opposite the name of such Increasing Lender listed in Schedule I hereto, such Commitments to be effective as of the Increase Date (as defined in the Increase Request); provided, that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower which shall be dated as of the Increase Date and in substantially the form of Exhibit I hereto.
B.  Confirmation of Increasing Lenders.  Each Increasing Lender agrees that from and after the Increase Date, its additional Commitment set forth in Schedule I hereto shall be included in its Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.
C. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Commitment Increase Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
D. Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
E. Miscellaneous. This Commitment Increase Agreement shall be deemed a “Loan Document” as such term is defined in Section 1.01 of the Credit Agreement.

Very truly yours,

INCREASING LENDER

BARCLAYS BANK PLC

By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

INCREASING LENDER

THE BANK OF NEW YORK MELLON

By:	/s /Grant Barr
	Name:	Grant Barr
	Title:	Senior Vice President

INCREASING LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Grant Woetzel
	Name:	Grant Woetzel
	Title:	Vice President

Accepted and agreed:

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

By:	/s/ Gregory S. Rubin
	Name:	Gregory S. Rubin
	Title:	Vice President

Acknowledged and agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Alevtina Dudyreva
	Name:	Alevtina Dudyreva
	Title:	Vice President

SCHEDULE I
Increasing Lender	Commitment Increase
Barclays Bank PLC	$40,000,000 (Dollar)
The Bank of New York Mellon	$15,000,000 (Multicurrency)
Wells Fargo Bank, National Association	$75,000,000 (Multicurrency)

EXHIBIT I
OFFICER’S CERTIFICATE
November 25, 2024

JPMorgan Chase Bank, N.A., as Administrative Agent
500 Stanton Christiana Road
NCC 5, Floor 1
Newark, DE 19713-2107
Attention: Loan & Agency Services Group
Ladies and Gentlemen:
On behalf of T. Rowe Price OHA Select Private Credit Fund (the “Borrower”), I, Gregory S. Rubin as Vice President of the Borrower, refer to the Senior Secured Revolving Credit Agreement dated as of November 15, 2022 (as amended by that certain Amendment No.1 dated as of August 29, 2023, as further amended by that certain Amendment No. 2 dated as of June 27, 2024 and as further amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders.  I also refer to the letter dated November 25, 2024 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Commitments be increased as set forth therein on the Increase Date (as defined in the Increase Request).
With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower and not in any individual capacity that each of the conditions to the related Commitment Increase (as defined in each applicable Increase Request) set forth in Sections 2.08(e)(i)(B), (D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

Very truly yours,

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

By:	/s/ Gregory S. Rubin
	Name:	Gregory S. Rubin
	Title:	Vice President